UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37584 (Commission File Number)	26-0344657 (I.R.S. Employer Identification No.)

	CPI Card Group Inc. 10368 W Centennial Road, Littleton, CO (Address of principal executive offices)	80127 (Zip Code)

(720) 681-6304

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PMTS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

CPI Card Group Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) on May 22, 2024. At the Annual Meeting, the Company’s stockholders considered three proposals, which are summarized below and described in detail in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2024. The following are the voting results on each matter submitted to the Company’s stockholders at the Annual Meeting.

Proposal No. 1 – Election of Directors

The Company's stockholders elected the following individuals to the Board for a one-year term expiring at the Company's annual meeting of stockholders in 2025:

Nominee	For	Against	Abstentions	Broker Non-Votes
Thomas Furey	8,336,734	101,050	652	1,459,913
John Lowe	8,366,149	71,635	652	1,459,913
Ravi Mallela	8,356,502	81,238	696	1,459,913
Nicholas Peters	7,793,595	644,146	695	1,459,913
H. Sanford Riley	8,340,444	97,297	695	1,459,913
Marc Sheinbaum	8,313,492	124,244	700	1,459,913
Valerie Soranno Keating	8,250,969	187,277	190	1,459,913
Lisa Oleson	8,356,300	81,951	185	1,459,913

Proposal No. 2 – Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 by the following votes:

For	Against	Abstentions
9,874,625	10,260	13,464

Proposal No. 3 – Stockholder Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement, by the following votes:

For	Against	Abstentions	Broker Non-Votes
8,221,884	208,393	8,159	1,459,913

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CARD GROUP INC.

Dated: May 24, 2024	By:	/s/ Jessica Browne
	Name:	Jessica Browne
	Title:	Acting Chief Legal and Compliance Officer